SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K


                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 5, 1996
                                                --------------------------------

                            HEALTHY PLANET PRODUCTS,
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               (Exact Name of Registrant as specified in charter)




           Delaware                    1-13048                  94-2601764
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(State or other jurisdiction of      (Commission               (IRS Employer
incorporation)                       File Number)            Identification No.)

1700 Corporate Circle, Petaluma, California                   94954
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (707) 778-2280
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)

Item 5.             Other Events.

     The Annual Meeting of Shareholders of Healthy Planet Products, Inc. (the "Company") was held on August 5, 1996, at which the following items of business were transacted: Mr. Joseph F. Furlong III was elected a Class 3 Director for a term expiring at the C ompany's 1999 Annual Meeting.

     Holders of the Company's Common Stock and Series D Preferred Stock were entitled to attend and vote, as a single class, upon the matter presented at the Annual Meeting.

     The vote on the item of business was as follows:

     A. Election of Directors

        Joseph F. Furlong III

                  Votes For                   Votes Against
                  ---------                   -------------
                  1,558,845                      23,886





                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       HEALTHY PLANET PRODUCTS, INC.



                                       By s/ Bruce A. Wilson
                                         ------------------------------------
                                         Bruce A. Wilson, President,
                                         Chief Executive, Chief Operating and
                                         Chief Financial Officer





Dated: August 19, 1996


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